UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2008 (July 18, 2008)

Commission		IRS Employer
File Number	Exact name of registrant as specified in its charter	Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of registrant)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Pursuant to the requirements of Item 2.02 of Form 8-K, Constellation Energy Group, Inc. (“Constellation”) is furnishing (and not filing) on Form 8-K the press release attached hereto as Exhibit No. 99.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of July 18, 2008, the Board of Directors of Constellation adopted amendments to Constellation’s bylaws.

Amendments to Reflect Changes in Maryland Law

Article II, Section 2 of the bylaws was amended to permit the Board of Directors to establish the annual meeting of shareholders as of any date during the year.  Prior Maryland law required that the meeting be held during a 31-day period that was set forth in the bylaws.  Article V, Section 1 was amended to clarify that directors and officers of Constellation who serve as directors and officers of a limited liability company at the request of Constellation are indemnified.  Prior Maryland law was not clear on whether indemnification extended to limited liability companies.

Amendments to Shareholder Advance Notice Provisions

Article II, Section 3 of the bylaws was amended to clarify that the shareholder advance notice provisions set forth in Article II, Section 5 of the bylaws apply to both annual and special meetings.

Article II, Section 5 of the bylaws was amended to expand the information required to be provided by any shareholder who submits a nomination for election to the Board of Directors or a shareholder proposal for consideration at a meeting of shareholders.  Such shareholder will have to provide information about any beneficial owner on whose behalf a director nomination or shareholder proposal is being made, any agreement concerning the nomination or shareholder proposal and any derivative, short or other hedging transactions the shareholder has with respect to Constellation’s stock.

Article II, Section 5 of the bylaws also was amended to require a shareholder or beneficial owner nominating a person for election as a director to include in the advance notice a description of any material relationships between the shareholder or beneficial owner and the nominee and a representation as to the nominee’s independence as defined in Constellation’s Corporate Governance Guidelines.

Amendment to Vote Required for Election of Directors

Article III, Section 2 of the bylaws was amended to clarify when a director election is contested and a plurality voting standard will apply.  As amended, the bylaws provide that a director election will be deemed contested if a shareholder has presented a director nomination and such nomination has not been withdrawn at least 10 days before the mailing of Constellation’s notice for the meeting.

A copy of the amended bylaws is attached hereto as Exhibit 3 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3	Bylaws of Constellation Energy Group, Inc., as amended to July 18, 2008.

99	Press Release issued July 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date	July 18, 2008	/s/ Charles A. Berardesco
Charles A. Berardesco
Vice President, Deputy General Counsel, Chief
Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3	Bylaws of Constellation Energy Group, Inc., as amended to July 18, 2008.

99	Press Release issued July 18, 2008.